Exhibit 99.1 40th Annual J.P. Morgan Healthcare Conference January 12, 2022

Forward-Looking Statements This presentation contains “forward-looking statements” regarding Cyteir’s clinical and pre-clinical development, market opportunity, and expected future performance. Forward- looking statements include statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: our limited operating history and that we have no products approved for commercial sale, which may make it difficult for you to evaluate our current business and predict our future success and viability; that we have incurred significant losses since inception and expect to incur losses for the foreseeable future and may never achieve or maintain profitability; our need substantial additional funding; that we have never successfully completed any clinical trials, and we may be unable to do so for any drug candidates we develop; that our clinical trials may fail to demonstrate adequately the safety and efficacy of any of our drug candidates, which would delay or prevent further clinical development of those candidates, or prevent marketing approval from FDA or similar regulatory authorities; our intention to develop CYT-0851, and potentially future drug candidates, for use in combination with other therapies, which exposes us to additional risks; if we are unable to successfully develop and commercialize companion diagnostic tests for our drug candidates, or experience significant delays in doing so, we may not realize the full commercial potential of our drug candidates; synthetic lethality represents an emerging class of precision medicine targets, and negative perceptions of the efficacy, safety or tolerability of this class of targets, including any that we develop, could adversely affect our ability to conduct our business, advance our drug candidates or obtain regulatory approvals; if we are unable to adequately protect and enforce our intellectual property or obtain and maintain patent protection for our technology and products or if the scope of the patent protection obtained is not sufficiently broad, our competitors or other third parties could develop and commercialize technology and products similar or identical to ours, and our ability to successfully develop and commercialize our technology and products may be impaired, the continuing outbreak of COVID-19 in the United States and other countries may adversely affect our business and the market price of our common stock; and other factors set forth under the heading “Risk Factors” in Cyteir’s final prospectus dated June 17, 2021 related to our initial public offering, which is available on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov. Additional information will be made available by our quarterly reports on Form 10-Q and other filings that we make from time to time with the SEC. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The company does not undertake any obligation to update any such statement or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. For further information, please reference the company’s reports and documents filed with the SEC. You may get these documents by visiting EDGAR on the SEC website at www.sec.gov. 2

Concept • Cancer cells suffer higher levels of DNA damage than normal cells • To survive, cancer cells become dependent on DNA repair pathways to avoid reaching lethal levels of DNA damage • Consequently, cancer cells are often more vulnerable than normal cells to therapeutic inhibition of specific DNA repair pathways Cyteir Today • Clinical stage public company led by experienced management team with multiple Cyteir DDR targets in development Lead Program Snapshot • CYT-0851 is an oral, small molecule inhibitor of RAD51-mediated homologous recombination repair (HRR), a major DNA repair pathway demonstrating clinical activity with a favorable safety profile • In Phase 1/2 trial enrolling patients with hematologic malignancies and solid tumors as a monotherapy and in combination with chemotherapy Aspiration • To become a leading biopharmaceutical company developing and commercializing next generation precision oncology medicines that inhibit DDR and cause cancer cell death through synthetic lethality 3

Cyteir Company History From drug discovery to clinical development in <3 years 2012 2015 2017 2019 2021 • Cyteir founded by • Series A: $5.8M • CYT-0851 • CYT-0851 IND • Series C: $80M Jackson Private investors invented by approved, and led by RA Capital Laboratories and Celgene Cyteir Phase 1/2 trial Management, Scientist initiated with Janus Henderson • Final tranche of Investors and Series B: $55.2M others, and all led by Novo, existing VCs Venrock, Droia, Lightstone, OUP, • Completed IPO in Celgene June with gross proceeds of $149.1M 4

Markus Renschler, MD David Gaiero VP, Finance President & CEO Andrew Gengos Lisa Hayes Chief Business Officer VP, Investor Relations and Corporate Communications Paul Secrist, PhD Jean-Marc Lapierre, PhD Chief Scientific Officer VP, Chemistry Cyteir Leadership Tom O’Shea, PhD Gale Cohen SVP, Clinical Pharmacology and VP, Human Resources Preclinical Development Susan Doleman Barbara Wan, PhD VP, Clinical Operations VP, Research & Development Project Leadership Judson Englert, MD, PhD SVP, Clinical Research & Development 5

Cyteir Leadership Experience 6

Deep Development Expertise 7

2021 Accomplishments A year of solid execution and pipeline advancement ✓Advanced CYT-0851 clinical program ✓ Presented interim CYT-0851 Phase 1 data in ASCO oral presentation ✓ Completed CYT-0851 Phase 1 dose escalation ✓ Established recommended CYT-0851 Phase 2 monotherapy dose ✓ Initiated CYT-0851 Phase 2 monotherapy expansion cohorts ✓ Enrolled first patient in CYT-0851 Phase 1 chemotherapy combination ✓Advanced DDR platform ✓ Two targets nominated in distinct DNA repair pathways ✓Raised $230 million from public and private investors 8

Cyteir Therapeutics’ DDR Drug Candidate Pipeline Program Indications* Preclinical Phase 1/2 Pivotal** Status Worldwide Rights (Repair Pathway) Clinical Development Monotherapy in solid tumors and Phase 2 Dose Selected hematologic malignancies CYT-0851 (Homologous Combination therapy in solid tumors recombination) First Patient Enrolled and hematologic malignancies Preclinical Development Solid tumors and hematologic CYT-1853 IND-enabling Studies malignancies (Homologous recombination) Solid tumors Target 2 (Undisclosed) Hit to Lead (Non-homologous end joining) Solid tumors Target 3 (Undisclosed) Hit Identification (Microhomology-mediated end joining) *CYT-0851 monotherapy indications include diffuse large B-cell lymphoma, follicular lymphoma, multiple myeloma, pancreatic cancer, ovarian cancer, and soft tissue sarcoma *CYT-0851 combination therapy and CYT-1853 monotherapy indications to be determined **Following the Phase 1/2 trial, the pivotal trial could be a Phase 3 trial, or if the Phase 1/2 data warrant and subject to FDA agreement, a Phase 2 registrational trial. If the FDA does not agree, or the data do not warrant advancing to a pivotal trial, we may be required to conduct an additional trial before advancing to the pivotal trial 9

Multiple Pathways Have Evolved to Repair Damaged DNA

Cancer cells sustain higher levels of DNA damage than healthy cells

(making them more dependent on DNA repair pathways)



Double Strand Break (DSB) Repair Pathways
Single Strand Break (SSB) Repair Pathways
Homologous Recombination Repair
HRR
Sensor Proteins
BRCA1/2
RAD51
Non-Homologous End Joining
NHEJ
Sensor Proteins
Signaling Proteins
Effector Proteins
Microhomology Mediated End Joining
MMEJ
Sensor Proteins
Signaling Proteins
Effector Proteins
Base Excision Repair
BER
PARP
Signaling Proteins
Effector Proteins
Nucleotide Excision Repair
NER
Sensor Proteins
Signaling Proteins
Effector Proteins
Mis-Match Repair
MMR
Sensor Proteins
Signaling Proteins
Effector Proteins

Failure to repair DSB leads to cell death **Failure to repair SSB leads to DSB**

Adapted from Brown et. al, 2017 Cancer Discovery 7 (1); 20-37

CYTEIR THERAPEUTICS

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Cyteir's Pipeline Targets Major Double Strand Break Repair Pathways

Cancer cells sustain higher levels of DNA damage than healthy cells

(making them more dependent on DNA repair pathways)



Cyteir Pipeline
CYT-0851
Target 2
Target 3
Double Strand Break (DSB) Repair Pathways
Single Strand Break (SSB) Repair Pathways
Homologous Recombination Repair
HRR
Sensor Proteins
BRCA1/2
RAD51
Non-Homologous End Joining
NHEJ
Sensor Proteins
Signaling Proteins
Effector Proteins
Microhomology Mediated End Joining
MMEJ
Sensor Proteins
Signaling Proteins
Effector Proteins
Base Excision Repair
BER
PARP
Signaling Proteins
Effector Proteins
Nucleotide Excision Repair
NER
Sensor Proteins
Signaling Proteins
Effector Proteins
Mis-Match Repair
MMR
Sensor Proteins
Signaling Proteins
Effector Proteins

Failure to repair DSB leads to cell death **Failure to repair SSB leads to DSB**

CYTEIR THERAPEUTICS

Adapted from Brown et. al, 2017 Cancer Discovery 7 (1); 20-37

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Clinical Development

CYT-0851 Clinical Development Plan



Phase 1 Monotherapy | Initiated Sep 2019
Phase 2 Monotherapy | Expected to Initiate Jan 2022
CYT-0851
Dose Escalation
MTD Identified = 600 mg once daily
RP2D Selected = 400 mg once daily
6 Expansion cohorts
Signal seeking/POC
Hematologic Malignancies
• DLBCL
• Follicular lymphoma
• Multiple myeloma
Solid Tumors
• Pancreatic cancer
• Ovarian cancer
• Soft tissue sarcoma
Registrational Intent Trial(s)*
Phase 1 Combination | Initiated Dec 2021
Phase 2 Combination
CYT-0851 + Gemcitabine
Solid Tumors
• Pancreatic cancer
• Ovarian cancer
• Soft tissue sarcoma
• Breast cancer
CYT-0851 + Capecitabine
Solid Tumors
• Pancreatic cancer
• Breast cancer
• Colorectal cancer
• Other GI cancers
CYT-0851 + Rituximab + Bendamustine
Non-Hodgkin Lymphoma
• DLBCL
• Follicular lymphoma
Registrational Intent Trial(s)*
Dose-Finding
Potential Cancers for Dose-Confirmation/ Activity

CYTEIR THERAPEUTICS

*Following the Phase 1/2 trial, the pivotal trial could be a Phase 3 trial, or if the Phase 1/2 data warrant and subject to FDA agreement, a Phase 2 registrational trial. If the FDA does not agree, or the data do not warrant advancing to a pivotal trial, we may be required to conduct an additional trial before advancing to the pivotal trial

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CYT-0851 Phase 1/2 Monotherapy Trial Objectives and Status

Dosing:
- Oral, once daily dosing

Design:
- 3+3 Dose escalation
- Pharmacodynamic backfill up to 12 total patients per dose to obtain paired biopsies

Objectives/Endpoints:
- Primary
  - Recommended dose for Phase 2
- Secondary
  - Safety
  - Pharmacokinetics
  - Anti-tumor activity
- Exploratory
  - Pharmacodynamic engagement
  - Predictive biomarkers

Target Indications:
- Hematologic
  - Non-Hodgkin lymphoma
  - Chronic lymphocytic leukemia
  - Multiple myeloma
- Solid tumors
  - Breast cancer
  - Head and neck cancer
  - Soft tissue sarcoma
  - Ovarian cancer
  - Pancreatic cancer
  - Small cell lung cancer

Status:
- Data Cut-off : 11/15/2021
- Dosed: n=73
- Response evaluable: n=46
- Completed monotherapy dose escalation
- Initiated chemotherapy combinations
- Phase 2 monotherapy expansion expected to initiate Jan 2022 at 400mg once daily


1200mg
800mg
MTD
600mg QD
RP2D
400mg QD
300mg QD
200mg QD
130mg QD
90mg QD
45mg BID
30mg BID
20mg BID
15mg BID

CYTEIR THERAPEUTICS

MTD: Maximum tolerated dose; RP2D: Recommended Phase 2 dose

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CYT-0851 Monotherapy: Clinical Activity in Solid Tumors by RECIST 34 Patients were response- evaluable 1 Unconfirmed PR (Sarcoma) 16 Patients with stable disease 50% Disease control rate RECIST Disease control rate: Overall response rate plus stable disease rate 15 (by RECIST)

CYT-0851 Monotherapy: Clinical Activity in Lymphoma by Lugano Criteria 12 Patients were response- evaluable 1 Complete response (FL) 1 Partial response (DLBCL) 1 Patient had stable disease LUGANO 16 (by Lugano)

CYT-0851: Well-Tolerated Orally Administered Small Molecule

No clinically significant myelosuppression or organ dysfunction at or above the MTD

Subjects (n and %) with:	Total (N=73)
At Least One Related TEAE	42 (57.5%)
At Least One Related TEAE with Grade >=3	12 (16.4%)
At Least One Related Serious TEAE	2 (2.7%)
At Least One Related TEAE leading to Study Drug Withdrawal	2 (2.7%)
At Least One Related TEAE leading to Study Drug Interruption	8 (11.0%)
At Least One TEAE leading to Study Drug Dose Reduction	6 (8.2%)
At Least One TEAE Leading to Death	0
At Least One Related TEAE Leading to Death	0

Adverse Event (Occurring in > 5% of pts)	Any Grade N (%)	Grade 3/4 N (%)
Fatigue	15 (20.5%)	3 (4.1%)
Hyperuricaemia	8 (11.0%)	0
Nausea	8 (11.0%)	0
Alopecia	7 (9.6%)	0
Constipation	6 (8.2%)	0
Headache	6 (8.2%)	0
Anaemia	5 (6.8%)	1 (1.4%)
Blood alkaline phosphatase increased	5 (6.8%)	0
Blood creatinine increased	5 (6.8%)	0
Lymphocyte count decreased	5 (6.8%)	0
Aspartate aminotransferase increased	4 (5.5%)	0
Blood bilirubin increased	4 (5.5%)	0

- Dose-limiting toxicity (DLT) in cycle 1 of dose-escalation was acidosis
- Adverse events meeting DLT criteria in cycle 2 or backfill patients: dry skin, body rash, polyarthritis, myalgia, fatigue, and anorexia
- No grade 5 treatment-related adverse events at any dose level
- No treatment-related discontinuation at ≤ 400 mg once daily

TEAE: Treatment emergent adverse event

CYTEIR THERAPEUTICS

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Patient 21: Complete Response with Durable Benefit >1 Year in a Patient with Follicular Lymphoma Baseline (August 2020) Cycle 13 (August 2021) Change in Tumor Burden Over Time PR CR 59-year-old man with follicular lymphoma previously treated with 5 prior lines of therapy. Most recently treated with parsaclisib for 11 months with a best response of PR (partial response) before having PD (progressive disease). Started CYT-0851 at 45 mg BID and is currently receiving 400 mg daily and in Cycle 17. 18

Potential CYT-0851 Treatment Landscape Treatment Line st 1 In Combination nd 2 Monotherapy and in Combination rd 3 + Monotherapy DLBCL FL MM Sarcoma Ovarian rd rd 3 + line 3 + line Pancreatic Penta- nd nd Indications: st nd nd nd 2 + line 2 + line 1 and 2 2 + line frail refractory 2 + line metastatic advanced line frail metastatic Hematologic Malignancies Solid Tumors Monotherapy Market Estimate Footnote: DLBCL – Diffuse large B-cell lymphoma; FL – Follicular lymphoma; MM – Multiple myeloma 19

Next Steps

Cyteir Therapeutics’ DDR Drug Candidate Pipeline Program Indications* Preclinical Phase 1/2 Pivotal** Status Worldwide Rights (Repair Pathway) Clinical Development Monotherapy in solid tumors and Phase 2 Dose Selected hematologic malignancies CYT-0851 (Homologous Combination therapy in solid tumors recombination) First Patient Enrolled and hematologic malignancies Preclinical Development Solid tumors and hematologic CYT-1853 IND-enabling Studies malignancies (Homologous recombination) Solid tumors Target 2 (Undisclosed) Hit to Lead (Non-homologous end joining) Solid tumors Target 3 (Undisclosed) Hit Identification (Microhomology-mediated end joining) *CYT-0851 monotherapy indications include diffuse large B-cell lymphoma, follicular lymphoma, multiple myeloma, pancreatic cancer, ovarian cancer, and soft tissue sarcoma *CYT-0851 combination therapy and CYT-1853 monotherapy indications to be determined **Following the Phase 1/2 trial, the pivotal trial could be a Phase 3 trial, or if the Phase 1/2 data warrant and subject to FDA agreement, a Phase 2 registrational trial. If the FDA does not agree, or the data do not warrant advancing to a pivotal trial, we may be required to conduct an additional trial before advancing to the pivotal trial 21

Strong Cash Position to Advance Early Pipeline to POC Anticipated Use of Cash • As of September 30, 2021, cash and cash equivalents CYT-0851 CYT-0851 were $199.8 million Phase 2 Phase 1 monotherapy combo trial • Existing cash and cash equivalents will fund trial operating expenses and capital expenditure requirements through 2023 Advance CYT- Additional 1853 IND- R&D enabling activities studies 22

Anticipated Future Milestones 2022 2023 First Half Second Half • Dose first patient in the Phase 1 • Safety data from Phase 1 CYT-• Initiate Phase 2 CYT-0851 CYT-0851 combination trial 0851 combination trial combination trial • Dose first patient in the Phase 2 • Complete stage 1 of CYT-0851 • Complete stage 2 of CYT-0851 CYT-0851 monotherapy Phase 2 monotherapy trial Phase 2 monotherapy trial expansion trial • Decision on potential • Start potential registrational • Present data from Phase 1 CYT- registration trial for CYT-0851 trial with CYT-0851 0851 dose escalation trial • File IND for CYT-1853 • Lead optimization of NHEJ inhibitor • Lead Optimization of MMEJ inhibitor 23

• CYT-0851 monotherapy has demonstrated broad clinical activity in hematologic malignancies and solid tumors with a tolerable safety profile • Completed a Phase 1 dose escalation trial and have determined a recommended Phase 2 dose that can be administered continuously and safely • CYT-0851 has the potential to achieve blockbuster status across hematologic cancers and solid tumors as monotherapy or in combination Well-Positioned to with standard-of-care chemotherapy agents Become Leading • Phase 1 combination trial with CYT-0851 has commenced and Phase 2 monotherapy expansion cohorts to initiate in January 2022 DDR • Key clinical milestones expected in 2022 to support initiation of a potential Biopharmaceutical registration trial expected to begin in 2023 Company • Building a pipeline of novel synthetically lethal DDR drugs with two new targets nominated in 2021 • Team of veteran industry experienced drug discoverers and developers 24